UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities and Exchange Act 1934



Date of Report:    December 13, 2000

                            INTEGRAMED AMERICA, INC.
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               (Exact name of registrant as specified in charter)


                                    Delaware
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                 (State of other jurisdiction of incorporation)


    0-20260 and 1-11440                                    06-1150326
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(Commission File Numbers)                      (IRS Employer Identification No.)


 One Manhattanville Road, Purchase, NY                        10577
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(Address of principal executive offices)                   (Zip Code)


Registrant's telephone no. including area code: (914) 253-8000
                                                --------------


Registrant's former name: IVF America, Inc.
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ITEM 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c)  Exhibits

               Exhibit No.               Description of Exhibit
               -----------               ----------------------
                  99.2      Registrant's Press Release dated December 13, 2000

ITEM 9.   Regulation FD disclosure

          Registrant's  Press  Release  dated  December 13, 2000  attached as
Exhibit 99.2 hereto is furnished pursuant to Regulation FD; it is not filed.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           INTEGRAMED AMERICA, INC.
                                           (Registrant)




Date:    December 13, 2000            By:  /s/John W. Hlywak, Jr.
                                           ----------------------
                                           John W. Hlywak, Jr.
                                           Sr. Vice President and
                                           Chief Financial Officer
                                           (Principal Financial and
                                           Accounting Officer)